UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2017 (May 19, 2017)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)

(423) 434-8310

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2017 annual meeting of the stockholders (the “Annual Meeting”) of NN, Inc. (the “Corporation”) was held on May 19, 2017. At the Annual Meeting, the following proposals were considered:

(1)	The election of two Class I directors to serve for a term of three years;

(2)	An advisory (non-binding) vote to approve the compensation of the Corporation’s named executive officers;

(3)	An advisory (non-binding) vote to set the frequency of future advisory votes on executive compensation; and

(4)	The ratification of the selection of PricewaterhouseCoopers LLP as the Corporation’s registered independent public accounting firm for the fiscal year ending December 31, 2017.

The final voting results for each proposal are described below. For beneficial owners holding the Corporation’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Two Class I directors were elected. The results of the election were as follows:

	For	Against	Withheld	Broker Non-Votes
Carey A. Smith	23,829,445	0	436,371	1,973,860
Steven T. Warshaw	23,788,886	0	476,930	1,973,860

Proposal 2

The advisory (non-binding) vote on the executive compensation of the Corporation’s named executive officers was in favor of executive compensation. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
23,565,398	387,715	312,703	1,973,860

Proposal 3

The advisory (non-binding) vote to set the frequency of future advisory votes on executive compensation was in favor of one year. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain
21,090,973	16,356	2,956,368	202,119

In light of the above results, on May 19, 2017, the Board of Directors voted to include a stockholder vote on the compensation of executives in the proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of executives.

Proposal 4

The Audit Committee’s selection of PricewaterhouseCoopers LLP as the Corporation’s registered independent public accounting firm for the fiscal year ending December 31, 2016 was ratified. The results of the vote were as follows:

For	Against	Abstentions
26,066,656	162,305	10,715

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2017

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President and General Counsel